SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                 Date of Report - October 23, 1997

                      MID PENN BANCORP, INC.
                     -----------------------
       (Exact name of registrant as specified in its charter)


Pennsylvania                                   0-20141
-------------                                  -------
State or other jurisdiction             (Commission File Number)
of incorporation)


                            25-1666413
                           -----------
                          (IRS Employer
                       Identification Number)


349 Union Street                               17061
Millersburg, Pennsylvania                      ------
-------------------------                    (Zip Code)
(Address of principal
 executive offices)


Registrant's telephone number including area code: (717) 692-2133

                                N/A
     ------------------------------------------------------
  (Former name or former address, if changed since last report)

               Page 1 of 6 Sequentially Numbered Pages
                 Index to Exhibits Found on Page 4

Item 1.     Changes in Control of Registrant.

            Not Applicable.


Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.


Item 3.     Bankruptcy or Receivership.

            Not Applicable.


Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.


Item 5.     Other Events.

            On October 23, 1997, the Registrant issued a press release announcing, among other things, a plan to repurchase up to 75,000 shares of the Registrant's outstanding common stock, par value $1.00 per share, which press release is attached as Exhibit 99 hereto and incorporated herein by reference.


Item 6.     Resignations of Registrant's Directors.

            Not Applicable.


Item 7.     Financial Statements and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits:


                 99 Press Release, of Registrant, dated October 23, 1997, re: Repurchase Program.


Item 8.     Change in Fiscal Year.

            Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MID PENN BANCORP, INC.
                              (Registrant)


Dated: October 23, 1997       /s/ Eugene F. Shaffer
                              -----------------------------
                              Eugene F. Shaffer, President and
                              Chief Executive Officer

                         EXHIBIT INDEX


                                                  Page Number
                                                  in Manually
Exhibit                                         Signed Original
-------                                         ----------------

  99      Press Release, dated October 23,             6
          1997, of Registrant re: Repurchase
          Program.